UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2025

XCEL BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37527	76-0307819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Seventh Avenue, 11th Floor, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (347) 727-2474

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XELB	NASDAQ Global Select Market

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Current Report on Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported, on March 12, 2025,  the stockholders of Xcel Brands, Inc., a Delaware corporation (the “Company”) approved at the Company’s the special meeting of the stockholders a proposal granting the Company’s Board of Directors the discretion to effect a reverse stock split of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”), at a ratio in the range of 1-for-2 to 1-for-10, with such ratio to be determined by the Chairman of the Company’s Board of Directors. Following the special meeting, the Chairman of the Company’s Board of Directors approved a final split ratio of 1-for-10 (the “Reverse Stock Split”).

The Company intends to effect the Reverse Stock Split of its Common Stock by filing a Certificate of Amendment (the “Amendment”) to the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, that will become effective at 5:00 p.m. Eastern Time on March 24, 2025. The Common Stock will begin trading on a reverse stock split-adjusted basis upon market open on March 25, 2025. The ticker symbol for the Common Stock will remain “XELB”. The new CUSIP number for the Common Stock following the Reverse Stock Split will be 98400M200.

As a result of the Reverse Stock Split, every ten (10) shares (the “Reverse Stock Split Number”) of issued and outstanding Common Stock will be automatically combined into one (1) issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares were issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would have been entitled to receive fractional shares were entitled to receive a cash payment (without interest and subject to applicable withholding taxes) in lieu of such fractional shares equal to the fraction of a share of common stock to which such stockholder would otherwise be entitled multiplied by (i) the closing price per share of the common stock on the Nasdaq Capital Market at the close of business on the trading day preceding the date of the Certificate of Amendment, multiplied by (ii) the Reverse Stock Split Number.

The shares of Common Stock underlying the Company’s outstanding stock options and warrants will be proportionately adjusted along with corresponding adjustments to their exercise prices.

The Company’s transfer agent, Continental Stock Transfer & Trust Company, is the exchange agent for the Reverse Stock Split and will correspond with stockholders of record regarding the Reverse Stock Split. Stockholders owning shares via a broker or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split.

Among other considerations, the Reverse Stock Split is intended to assist in bringing Xcel Brands into compliance with the $1.00 minimum per share bid price requirement for maintaining the listing of its Common Stock on the Nasdaq Capital Market.

The forgoing description of the Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On March 21, 2025, the Company issued a press release announcing the Reverse Stock Split. The press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, except as expressly set forth by specific reference in such filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained therein.

Forward-Looking Statements

This Current Report includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “will” and “expected”, or the negative of such terms, or other comparable terminology, and include statements about the Reverse Stock Split and the impacts, if any, on the Company’s Common Stock. Forward-Looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report, and the Company expressly disclaims any obligation or undertaking to update or revise and forward-looking statement contained herein, or to reflect any change in our expectations with regard thereto or any other change in events, conditions, or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
99.1	Press Release, dated March 21, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL BRANDS, INC. (Registrant)

By:	/s/ James F. Haran
	Name:	James F. Haran
	Title:	Chief Financial Officer

Date: March 21, 2025